                                                                    Exhibit 23.5

                               Consent of Counsel


     We consent to the reference to our firm in this Registration Statement No. 333-117400 on Form S-1 (including all amendments thereto) and the summarization of our opinion contained therein.


                                            Samuel I. Burstyn, P.A.

                                        By: /s/ Samuel I. Burstyn
                                            ------------------------------------
                                            Samuel I. Burstyn

January 7, 2005
Miami, Florida